Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Trust, on Form N-CSR of the Scudder High Income Trust (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 29, 2004                                          /s/Julian Sluyters
                                                       Julian Sluyters
                                                       Chief Executive Officer
                                                       Scudder High Income Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Trust, on Form N-CSR of the Scudder High Income Trust (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 29, 2004                                       /s/Charles A. Rizzo
                                                    Charles A. Rizzo
                                                    Chief Financial Officer
                                                    Scudder High Income Trust